UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2017

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 28, 2017, Staples, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Parent Inc. (“Parent”) and Arch Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”).  Parent and Merger Sub are beneficially owned by funds managed by Sycamore Partners Management, L.P.

In connection with the Merger, the Company has amended its severance benefits agreements with Shira Goodman, Christine Komola, Mark Conte, and Michael Williams (the “Executives”), pursuant to which each Executive is entitled to receive certain severance benefits if he or she experiences a “qualified termination” (as such term is defined in the severance benefits agreement).  The amendment to the Executives’ severance benefits agreements provides that the Company may not terminate such agreements, with or without 90 days’ advance written notice, within the twenty-four month period immediately following the closing of a change in control (including the Merger), and that the Company will require any successor or transferee that directly or indirectly acquires all or substantially all of the business or assets of the Company or the business unit of the Company for which the applicable Executive performs services expressly to assume and agree to perform such agreement through such extended term to the same extent that the Company would be required to perform under the agreement if no such succession or transfer had taken place.  The foregoing description is qualified by reference to the full text of the form of amendment filed as Exhibit 10.1 attached hereto, and incorporated herein by reference.

In connection with the Merger, the Company has also amended its agreements governing the 2017-2019 performance share awards granted to each of Ms. Goodman, Ms. Komola and Mr. Williams to provide that the Company will pay to each such individual an amount sufficient to “gross up” such individual (in whole or in part) for any excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), that may become payable by such individual as a result of such individual becoming entitled to any amounts or benefits that would be “excess parachute payments” pursuant to the parachute payment provisions of Section 280G of the Code.  The aggregate amount of such “gross up” payments shall not exceed (i) in the case of Ms. Goodman, $8,600,333, (ii) in the case of Ms. Komola, $3,318,651, and (iii) in the case of Mr. Williams, $1,102,417.  The foregoing description is qualified by reference to the full text of the form of amendment filed as Exhibit 10.2 attached hereto, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The exhibit listed on the Exhibit Index immediately preceding such exhibit is filed as part of this Current Report on Form 8-K.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction and any other statements about Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements.  The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger

Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings instituted against the Company related to the Merger Agreement or the proposed Merger.  There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC.  The Company disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this filing.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Amendment to the Severance Benefits Agreement signed by executive officers of the Company

10.2	Form of Amendment to the Performance Share Award Agreement signed by executive officers of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2017	Staples, Inc.

	By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
Chief Legal Officer and Secretary